UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  October 21, 2010

Progressive Care, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52684	32-0186005
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

901 N. Miami Beach Blvd., Suite 1
N. Miami Beach, FL		33162
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 919-7399

(Former name or former address, if changed since last report)
Copies to: Andrea Cataneo, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 27, 2010 Progressive Care, Inc. (“the Registrant”) filed a Current Report on Form8-K (the “Original Current Repot”) reporting that, on October 21, 2010, the Registrant completed a merger with PharmCo Corp. a privately held Florida corporation. This Amendment No. 1 to the Original Current Report is being filed to include the financial statements and pro forma financial information required pursuant to Items 9.01(a) and (b) of Form 8-K, which was not available at the time the Original Current Report was filed.

Item 9.01. Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

(i)           Audited balance sheets of PharmCo, LLC as of December 31, 2009 and 2008, and the related statements of operations, statement of member’s equity (deficit), and statements of cash flows of PharmCo, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated January 4, 2011.  (Said audited financial statements of PharmCo, LLC are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.)

(ii)           Unaudited balance sheet of PharmCo, LLC, as of September 30, 2010 and the related unaudited statements of operations and cash flows of PharmCo, LLC, for the nine months ended September 30, 2010 and 2009, and the notes related thereto.  (Said unaudited financial statements of PharmCo, LLC are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.)

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheets of the Registrant and PharmCo, LLC as of September 30, 2010 and December 31, 2009, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009, and the notes related thereto, that give effect to the Registrant’s acquisition of PharmCo, LLC, are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1
Audited balance sheets of PharmCo, LLC as of December 31, 2009 and 2008, and the related statements of operations, changes in member’s equity and cash flows of PharmCo, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated January 4, 2011.

99.2
Unaudited balance sheets of PharmCo, LLC as of September 30, 2010 and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2010 and 2009 of PharmCo, LLC, and the notes related thereto.

99.3
Unaudited pro forma condensed combined balance sheets of the Registrant and PharmCo, LLC as of September 30, 2010 and December 31, 2009, and the unaudited pro forma condensed combined statements of operations for the nine  months ended September 30, 2010 and for the year ended December 31, 2009 that give effect to the Registrant’s acquisition of PharmCo, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 6, 2011

PROGRESSIVE CARE INC.

By:	/s/ Avraham Friedman
Name:	Avraham A. Friedman
Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1
Audited balance sheets of PharmCo, LLC as of December 31, 2009 and 2008, and the related statements of operations, changes in member’s equity and cash flows of PharmCo, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated January 4, 2011.

99.2
Unaudited balance sheets of PharmCo, LLC as of September 30, 2010 and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2010 and 2009 of PharmCo, LLC, and the notes related thereto.

99.3
Unaudited pro forma condensed combined balance sheets of the Registrant and PharmCo, LLC as of September 30, 2010 and December 31, 2009, and the unaudited pro forma condensed combined statements of operations for the nine  months ended September 30, 2010 and for the year ended December 31, 2009 that give effect to the Registrant’s acquisition of PharmCo, LLC.

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